EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Second Quarter 2024 Financial Results and Declares Dividend

HONOLULU, Hawaii July 26, 2024--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended June 30, 2024.

“I’m pleased to report our strong financial results for the second quarter,” said Bob Harrison, Chairman, President, and CEO. “Our performance was driven by solid revenues, disciplined expense control and continued excellent credit quality. Additionally, we continued our support of the Maui community by partnering with the Federal Home Loan Bank of Des Moines to contribute a total of $1 million in relief funding for homeowners impacted by the Maui Wildfires.”

On July 24, 2024, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on August 30, 2024, to stockholders of record at the close of business on August 19, 2024.

Second Quarter 2024 Highlights:

●	Net income of $61.9 million, or $0.48 per diluted share
●	Total loans and leases increased $39.7 million versus prior quarter
●	Total deposits decreased $350.6 million versus prior quarter
●	Net interest margin increased 1 basis point to 2.92%
●	Recorded a $1.8 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.0 billion as of June 30, 2024, a decrease of $287.4 million, or 1.2%, from $24.3 billion as of March 31, 2024.

Gross loans and leases were $14.4 billion as of June 30, 2024, an increase of $39.7 million, or 0.3%, from $14.3 billion as of March 31, 2024.

Total deposits were $20.3 billion as of June 30, 2024, a decrease of $350.6 million, or 1.7%, from $20.7 billion as of March 31, 2024.

Net Interest Income

Net interest income for the second quarter of 2024 was $152.9 million, a decrease of $1.6 million, or 1.0%, compared to $154.4 million for the prior quarter.

The net interest margin was 2.92% in the second quarter of 2024, an increase of 1 basis point compared to 2.91% in the prior quarter.

Provision Expense

During the quarter ended June 30, 2024, we recorded a $1.8 million provision for credit losses. In the quarter ended March 31, 2024, we recorded a $6.3 million provision for credit losses.

Noninterest Income

Noninterest income was $51.8 million in the second quarter of 2024, an increase of $0.4 million compared to noninterest income of $51.4 million in the prior quarter.

Noninterest Expense

Noninterest expense was $122.1 million in the second quarter of 2024, a decrease of $6.7 million compared to noninterest expense of $128.8 million in the prior quarter.

The efficiency ratio was 59.2% and 62.2% for the quarters ended June 30, 2024 and March 31, 2024, respectively.

Taxes

The effective tax rate was 23.3% for the quarters ended June 30, 2024 and March 31, 2024.

Asset Quality

The allowance for credit losses was $160.5 million, or 1.12% of total loans and leases, as of June 30, 2024, compared to $159.8 million, or 1.12% of total loans and leases, as of March 31, 2024. The reserve for unfunded commitments was $33.4 million as of June 30, 2024 compared to $34.8 million as of March 31, 2024. Net charge-offs were $2.5 million, or 0.07% of average loans and leases on an annualized basis, for the quarter ended June 30, 2024, compared to net charge-offs of $3.8 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended March 31, 2024. Total non-performing assets were $18.0 million, or 0.13% of total loans and leases and other real estate owned, as of both June 30, 2024 and March 31, 2024.

Capital

Total stockholders' equity increased $36.6 million in the second quarter, and stood at $2.6 billion on June 30, 2024 compared to $2.5 billion on March 31, 2024.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.03%, 12.73% and 13.92%, respectively, on June 30, 2024, compared with 8.80%, 12.55% and 13.75%, respectively, on March 31, 2024.

The Company did not repurchase any shares in the second quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BIa54af76e9f084d46ad036d683c1f6cd6, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share data)	2024	2024	2023	2024	2023
Operating Results:
Net interest income	$152,851	$154,427	$159,939	$307,278	$327,186
Provision for credit losses	1,800	6,300	5,000	8,100	13,800
Noninterest income	51,768	51,371	47,348	103,139	96,371
Noninterest expense	122,086	128,813	120,881	250,899	239,448
Net income	61,921	54,220	62,442	116,141	129,260
Basic earnings per share	0.48	0.42	0.49	0.91	1.01
Diluted earnings per share	0.48	0.42	0.49	0.91	1.01
Dividends declared per share	0.26	0.26	0.26	0.52	0.52
Dividend payout ratio	54.17%	61.90%	53.06%	57.14%	51.49%
Performance Ratios(1):
Net interest margin	2.92%	2.91%	2.91%	2.91%	3.01%
Efficiency ratio	59.22%	62.15%	57.96%	60.69%	56.17%
Return on average total assets	1.04%	0.90%	1.01%	0.97%	1.06%
Return on average tangible assets (non-GAAP)(2)	1.08%	0.94%	1.05%	1.01%	1.10%
Return on average total stockholders' equity	9.91%	8.73%	10.68%	9.32%	11.23%
Return on average tangible stockholders' equity (non-GAAP)(2)	16.42%	14.53%	18.57%	15.48%	19.65%
Average Balances:
Average loans and leases	$14,358,049	$14,312,563	$14,283,222	$14,335,306	$14,181,842
Average earning assets	21,247,707	21,481,890	22,186,316	21,364,799	22,030,652
Average assets	23,958,913	24,187,207	24,821,486	24,073,060	24,685,560
Average deposits	20,308,028	20,571,930	21,057,259	20,439,979	21,261,805
Average stockholders' equity	2,512,471	2,496,840	2,344,285	2,504,656	2,321,977
Market Value Per Share:
Closing	20.76	21.96	18.01	20.76	18.01
High	22.68	23.12	21.00	23.12	28.28
Low	19.48	20.37	15.08	19.48	15.08

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share data)	2024	2024	2023	2023
Balance Sheet Data:
Loans and leases	$14,359,899	$14,320,208	$14,353,497	$14,362,832
Total assets	23,991,791	24,279,186	24,926,474	24,511,566
Total deposits	20,318,832	20,669,481	21,332,657	21,078,166
Short-term borrowings	500,000	500,000	500,000	—
Long-term borrowings	—	—	—	500,000
Total stockholders' equity	2,550,312	2,513,761	2,486,066	2,359,738

Per Share of Common Stock:
Book value	$19.94	$19.66	$19.48	$18.49
Tangible book value (non-GAAP)(2)	12.16	11.88	11.68	10.69

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.13%	0.13%	0.13%	0.09%
Allowance for credit losses for loans and leases / total loans and leases	1.12%	1.12%	1.09%	1.03%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.73%	12.55%	12.39%	12.05%
Tier 1 Capital Ratio	12.73%	12.55%	12.39%	12.05%
Total Capital Ratio	13.92%	13.75%	13.57%	13.17%
Tier 1 Leverage Ratio	9.03%	8.80%	8.64%	8.30%
Total stockholders' equity to total assets	10.63%	10.35%	9.97%	9.63%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	6.76%	6.52%	6.23%	5.80%

Non-Financial Data:
Number of branches	48	50	50	51
Number of ATMs	272	275	275	296
Number of Full-Time Equivalent Employees	2,032	2,065	2,089	2,126

(1)	Except for the efficiency ratio, amounts are annualized for the three and six months ended June 30, 2024 and 2023 and three months ended March 31, 2024.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2024	2024	2023	2024	2023
Interest income
Loans and lease financing	$202,068	$199,844	$185,340	$401,912	$357,679
Available-for-sale investment securities	14,143	14,546	18,094	28,689	36,782
Held-to-maturity investment securities	17,575	17,793	18,282	35,368	37,239
Other	11,148	12,769	7,489	23,917	11,050
Total interest income	244,934	244,952	229,205	489,886	442,750
Interest expense
Deposits	85,609	84,143	58,071	169,752	101,355
Short-term and long-term borrowings	5,953	5,953	10,656	11,906	13,219
Other	521	429	539	950	990
Total interest expense	92,083	90,525	69,266	182,608	115,564
Net interest income	152,851	154,427	159,939	307,278	327,186
Provision for credit losses	1,800	6,300	5,000	8,100	13,800
Net interest income after provision for credit losses	151,051	148,127	154,939	299,178	313,386
Noninterest income
Service charges on deposit accounts	7,793	7,546	7,246	15,339	14,477
Credit and debit card fees	15,861	16,173	15,461	32,034	31,759
Other service charges and fees	11,036	9,904	9,056	20,940	18,218
Trust and investment services income	9,426	10,354	9,448	19,780	19,062
Bank-owned life insurance	3,360	4,286	3,271	7,646	8,391
Other	4,292	3,108	2,866	7,400	4,464
Total noninterest income	51,768	51,371	47,348	103,139	96,371
Noninterest expense
Salaries and employee benefits	57,737	59,262	57,904	116,999	113,936
Contracted services and professional fees	16,067	15,739	17,498	31,806	33,811
Occupancy	7,377	6,941	7,554	14,318	15,336
Equipment	13,196	13,413	11,000	26,609	20,736
Regulatory assessment and fees	3,814	8,120	3,676	11,934	7,512
Advertising and marketing	1,765	2,612	1,891	4,377	3,885
Card rewards program	8,719	8,508	7,681	17,227	15,766
Other	13,411	14,218	13,677	27,629	28,466
Total noninterest expense	122,086	128,813	120,881	250,899	239,448
Income before provision for income taxes	80,733	70,685	81,406	151,418	170,309
Provision for income taxes	18,812	16,465	18,964	35,277	41,049
Net income	$61,921	$54,220	$62,442	$116,141	$129,260
Basic earnings per share	$0.48	$0.42	$0.49	$0.91	$1.01
Diluted earnings per share	$0.48	$0.42	$0.49	$0.91	$1.01
Basic weighted-average outstanding shares	127,867,853	127,707,354	127,591,371	127,787,663	127,522,975
Diluted weighted-average outstanding shares	128,262,594	128,217,689	127,832,351	128,279,917	127,901,225

Consolidated Balance Sheets	Table 3
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except share amount)	2024	2024	2023	2023
Assets
Cash and due from banks	$290,501	$202,121	$185,015	$318,333
Interest-bearing deposits in other banks	824,258	1,072,145	1,554,882	239,798
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,379,004 as of June 30, 2024, $2,466,109 as of March 31, 2024, $2,558,675 as of December 31, 2023 and $3,296,825 as of June 30, 2023)	2,067,956	2,159,338	2,255,336	2,909,372
Held-to-maturity, at amortized cost (fair value: $3,401,006 as of June 30, 2024, $3,470,710 as of March 31, 2024, $3,574,856 as of December 31, 2023 and $3,697,261 as of June 30, 2023)	3,917,175	3,988,011	4,041,449	4,180,408
Loans held for sale	2,820	—	190	—
Loans and leases	14,359,899	14,320,208	14,353,497	14,362,832
Less: allowance for credit losses	160,517	159,836	156,533	148,581
Net loans and leases	14,199,382	14,160,372	14,196,964	14,214,251

Premises and equipment, net	283,762	281,181	281,461	277,817
Accrued interest receivable	82,512	85,715	84,417	80,710
Bank-owned life insurance	486,261	484,193	479,907	476,177
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	5,395	5,533	5,699	6,072
Other assets	836,277	845,085	845,662	813,136
Total assets	$23,991,791	$24,279,186	$24,926,474	$24,511,566
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,461,365	$13,620,928	$13,749,095	$12,911,539
Noninterest-bearing	6,857,467	7,048,553	7,583,562	8,166,627
Total deposits	20,318,832	20,669,481	21,332,657	21,078,166
Short-term borrowings	500,000	500,000	500,000	—
Long-term borrowings	—	—	—	500,000
Retirement benefits payable	101,304	102,242	103,285	100,671
Other liabilities	521,343	493,702	504,466	472,991
Total liabilities	21,441,479	21,765,425	22,440,408	22,151,828

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,728,446 / 127,879,012 shares as of June 30, 2024, issued/outstanding: 141,687,612 / 127,841,908 shares as of March 31, 2024, issued/outstanding: 141,340,539 / 127,618,761 shares as of December 31, 2023 and issued/outstanding: 141,327,860 / 127,608,037 shares as of June 30, 2023)	1,417	1,417	1,413	1,413
Additional paid-in capital	2,554,795	2,551,488	2,548,250	2,543,226
Retained earnings	887,176	858,494	837,859	799,045
Accumulated other comprehensive loss, net	(519,132)	(523,780)	(530,210)	(612,736)
Treasury stock (13,849,434 shares as of June 30, 2024, 13,845,704 shares as of March 31, 2024, 13,721,778 shares as of December 31, 2023 and 13,719,823 shares as of June 30, 2023)	(373,944)	(373,858)	(371,246)	(371,210)
Total stockholders' equity	2,550,312	2,513,761	2,486,066	2,359,738
Total liabilities and stockholders' equity	$23,991,791	$24,279,186	$24,926,474	$24,511,566

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2024			March 31, 2024			June 30, 2023
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$773.4	$10.5	5.45%	$858.6	$11.6	5.45%	$569.3	$7.2	5.07%
Available-for-Sale Investment Securities
Taxable	2,100.7	14.1	2.69	2,210.6	14.5	2.63	2,978.6	18.0	2.42
Non-Taxable	1.5	—	5.76	1.8	—	5.61	5.8	0.1	5.74
Held-to-Maturity Investment Securities
Taxable	3,358.2	14.4	1.71	3,416.4	14.6	1.71	3,618.7	15.3	1.69
Non-Taxable	602.9	4.0	2.64	603.4	4.0	2.65	610.4	3.7	2.46
Total Investment Securities	6,063.3	32.5	2.15	6,232.2	33.1	2.13	7,213.5	37.1	2.06
Loans Held for Sale	1.0	—	6.58	0.7	—	6.92	0.5	—	5.87
Loans and Leases(1)
Commercial and industrial	2,201.6	38.1	6.96	2,164.9	37.2	6.92	2,265.7	36.2	6.41
Commercial real estate	4,305.6	71.5	6.68	4,323.5	70.1	6.53	4,183.6	64.9	6.22
Construction	984.8	18.5	7.57	924.7	17.4	7.55	874.3	15.2	6.96
Residential:
Residential mortgage	4,229.4	40.1	3.80	4,264.1	42.0	3.94	4,314.0	39.1	3.62
Home equity line	1,164.2	12.6	4.35	1,172.1	12.0	4.13	1,119.3	9.2	3.31
Consumer	1,054.1	17.7	6.74	1,083.5	18.1	6.71	1,196.6	17.7	5.92
Lease financing	418.3	4.3	4.09	379.8	3.7	3.91	329.7	3.6	4.43
Total Loans and Leases	14,358.0	202.8	5.67	14,312.6	200.5	5.63	14,283.2	185.9	5.22
Other Earning Assets	52.0	0.7	5.25	77.8	1.2	5.90	119.8	0.3	0.99
Total Earning Assets(2)	21,247.7	246.5	4.66	21,481.9	246.4	4.61	22,186.3	230.5	4.16
Cash and Due from Banks	240.4			244.3			257.9
Other Assets	2,470.8			2,461.0			2,377.3
Total Assets	$23,958.9			$24,187.2			$24,821.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,000.4	$23.4	1.57%	$6,059.7	$23.4	1.56%	6,099.4	$16.1	1.05%
Money Market	4,076.7	30.6	3.02	3,944.9	28.8	2.94	3,809.8	19.6	2.07
Time	3,284.3	31.6	3.87	3,325.3	31.9	3.86	2,877.8	22.4	3.12
Total Interest-Bearing Deposits	13,361.4	85.6	2.58	13,329.9	84.1	2.54	12,787.0	58.1	1.82
Federal Funds Purchased	—	—	—	—	—	—	2.9	—	5.00
Other Short-Term Borrowings	500.0	6.0	4.79	500.0	6.0	4.79	362.9	4.7	5.16
Long-Term Borrowings	—	—	—	—	—	—	500.0	6.0	4.78
Other Interest-Bearing Liabilities	38.2	0.5	5.48	33.0	0.4	5.22	54.0	0.5	4.00
Total Interest-Bearing Liabilities	13,899.6	92.1	2.66	13,862.9	90.5	2.63	13,706.8	69.3	2.03
Net Interest Income		$154.4			$155.9			$161.2
Interest Rate Spread(3)			2.00%			1.98%			2.13%
Net Interest Margin(4)			2.92%			2.91%			2.91%
Noninterest-Bearing Demand Deposits	6,946.6			7,242.0			8,270.3
Other Liabilities	600.2			585.5			500.1
Stockholders' Equity	2,512.5			2,496.8			2,344.3
Total Liabilities and Stockholders' Equity	$23,958.9			$24,187.2			$24,821.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.5 million, $1.5 million and $1.3 million for the three months ended June 30, 2024, March 31, 2024 and June 30, 2023, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended June 30, 2024, March 31, 2024 and June 30, 2023, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Six Months Ended			Six Months Ended
	June 30, 2024			June 30, 2023
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$815.9	$22.1	5.45%	$435.2	$10.6	4.91%
Available-for-Sale Investment Securities
Taxable	2,155.7	28.7	2.66	3,029.7	36.4	2.41
Non-Taxable	1.6	—	5.68	18.4	0.5	5.58
Held-to-Maturity Investment Securities
Taxable	3,387.3	29.0	1.71	3,651.1	30.9	1.70
Non-Taxable	603.2	7.9	2.65	611.3	7.9	2.60
Total Investment Securities	6,147.8	65.6	2.14	7,310.5	75.7	2.08
Loans Held for Sale	0.9	—	6.72	0.3	—	5.79
Loans and Leases(1)
Commercial and industrial	2,183.3	75.3	6.94	2,229.5	68.6	6.20
Commercial real estate	4,314.6	141.7	6.60	4,144.9	123.2	5.99
Construction	954.8	35.9	7.56	874.1	29.9	6.89
Residential:
Residential mortgage	4,246.7	82.1	3.87	4,310.5	77.5	3.59
Home equity line	1,168.1	24.7	4.24	1,097.2	17.9	3.29
Consumer	1,068.8	35.7	6.72	1,205.0	34.8	5.84
Lease financing	399.0	8.0	4.00	320.6	6.8	4.27
Total Loans and Leases	14,335.3	403.4	5.65	14,181.8	358.7	5.09
Other Earning Assets	64.9	1.8	5.64	102.9	0.5	0.90
Total Earning Assets(2)	21,364.8	492.9	4.63	22,030.7	445.5	4.07
Cash and Due from Banks	242.4			271.9
Other Assets	2,465.9			2,383.0
Total Assets	$24,073.1			$24,685.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,030.1	$46.9	1.56%	$6,226.2	$30.0	0.97%
Money Market	4,010.8	59.4	2.98	3,831.5	33.9	1.78
Time	3,304.8	63.5	3.86	2,697.7	37.5	2.80
Total Interest-Bearing Deposits	13,345.7	169.8	2.56	12,755.4	101.4	1.60
Federal Funds Purchased	—	—	—	34.8	0.8	4.45
Other Short-Term Borrowings	500.0	11.9	4.79	208.7	5.3	5.14
Long-Term Borrowings	—	—	—	303.8	7.1	4.73
Other Interest-Bearing Liabilities	35.6	0.9	5.36	48.5	1.0	4.12
Total Interest-Bearing Liabilities	13,881.3	182.6	2.65	13,351.2	115.6	1.75
Net Interest Income		$310.3			$329.9
Interest Rate Spread(3)			1.98%			2.32%
Net Interest Margin(4)			2.91%			3.01%
Noninterest-Bearing Demand Deposits	7,094.3			8,506.4
Other Liabilities	592.8			506.0
Stockholders' Equity	2,504.7			2,322.0
Total Liabilities and Stockholders' Equity	$24,073.1			$24,685.6

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $3.0 million and $2.7 million for the six months ended June 30, 2024 and 2023, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the six months ended June 30, 2024 and 2023, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended June 30, 2024
	Compared to March 31, 2024
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.1)	$—	$(1.1)
Available-for-Sale Investment Securities
Taxable	(0.7)	0.3	(0.4)
Held-to-Maturity Investment Securities
Taxable	(0.2)	—	(0.2)
Total Investment Securities	(0.9)	0.3	(0.6)
Loans and Leases
Commercial and industrial	0.7	0.2	0.9
Commercial real estate	(0.3)	1.7	1.4
Construction	1.1	—	1.1
Residential:
Residential mortgage	(0.4)	(1.5)	(1.9)
Home equity line	(0.1)	0.7	0.6
Consumer	(0.5)	0.1	(0.4)
Lease financing	0.4	0.2	0.6
Total Loans and Leases	0.9	1.4	2.3
Other Earning Assets	(0.4)	(0.1)	(0.5)
Total Change in Interest Income	(1.5)	1.6	0.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.2)	0.2	—
Money Market	1.0	0.8	1.8
Time	(0.4)	0.1	(0.3)
Total Interest-Bearing Deposits	0.4	1.1	1.5
Other Interest-Bearing Liabilities	0.1	—	0.1
Total Change in Interest Expense	0.5	1.1	1.6
Change in Net Interest Income	$(2.0)	$0.5	$(1.5)

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended June 30, 2024
	Compared to June 30, 2023
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$2.7	$0.6	$3.3
Available-for-Sale Investment Securities
Taxable	(5.7)	1.8	(3.9)
Non-Taxable	(0.1)	—	(0.1)
Held-to-Maturity Investment Securities
Taxable	(1.1)	0.2	(0.9)
Non-Taxable	—	0.3	0.3
Total Investment Securities	(6.9)	2.3	(4.6)
Loans and Leases
Commercial and industrial	(1.1)	3.0	1.9
Commercial real estate	1.9	4.7	6.6
Construction	2.0	1.3	3.3
Residential:
Residential mortgage	(0.8)	1.8	1.0
Home equity line	0.4	3.0	3.4
Consumer	(2.3)	2.3	—
Lease financing	0.9	(0.2)	0.7
Total Loans and Leases	1.0	15.9	16.9
Other Earning Assets	(0.2)	0.6	0.4
Total Change in Interest Income	(3.4)	19.4	16.0

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.3)	7.6	7.3
Money Market	1.5	9.5	11.0
Time	3.4	5.8	9.2
Total Interest-Bearing Deposits	4.6	22.9	27.5
Other Short-Term Borrowings	1.7	(0.4)	1.3
Long-Term Borrowings	(3.0)	(3.0)	(6.0)
Other Interest-Bearing Liabilities	(0.2)	0.2	—
Total Change in Interest Expense	3.1	19.7	22.8
Change in Net Interest Income	$(6.5)	$(0.3)	$(6.8)

Analysis of Change in Net Interest Income			Table 8
	Six Months Ended June 30, 2024
	Compared to June 30, 2023
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$10.2	$1.3	$11.5
Available-for-Sale Investment Securities
Taxable	(11.2)	3.5	(7.7)
Non-Taxable	(0.5)	—	(0.5)
Held-to-Maturity Investment Securities
Taxable	(2.1)	0.2	(1.9)
Non-Taxable	(0.1)	0.1	—
Total Investment Securities	(13.9)	3.8	(10.1)
Loans and Leases
Commercial and industrial	(1.4)	8.1	6.7
Commercial real estate	5.3	13.2	18.5
Construction	2.9	3.1	6.0
Residential:
Residential mortgage	(1.2)	5.8	4.6
Home equity line	1.3	5.5	6.8
Consumer	(4.1)	5.0	0.9
Lease financing	1.6	(0.4)	1.2
Total Loans and Leases	4.4	40.3	44.7
Other Earning Assets	(0.3)	1.6	1.3
Total Change in Interest Income	0.4	47.0	47.4

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(1.0)	17.9	16.9
Money Market	1.7	23.8	25.5
Time	9.7	16.3	26.0
Total Interest-Bearing Deposits	10.4	58.0	68.4
Federal Funds Purchased	(0.4)	(0.4)	(0.8)
Other Short-Term Borrowings	7.0	(0.4)	6.6
Long-Term Borrowings	(3.6)	(3.5)	(7.1)
Other Interest-Bearing Liabilities	(0.3)	0.2	(0.1)
Total Change in Interest Expense	13.1	53.9	67.0
Change in Net Interest Income	$(12.7)	$(6.9)	$(19.6)

Loans and Leases				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2024	2024	2023	2023
Commercial and industrial	$2,208,690	$2,189,875	2,165,349	$2,187,831
Commercial real estate	4,305,017	4,301,300	4,340,243	4,290,948
Construction	1,017,649	972,517	900,292	913,837
Residential:
Residential mortgage	4,216,416	4,242,502	4,283,315	4,317,537
Home equity line	1,159,833	1,165,778	1,174,588	1,138,163
Total residential	5,376,249	5,408,280	5,457,903	5,455,700
Consumer	1,027,104	1,054,227	1,109,901	1,182,116
Lease financing	425,190	394,009	379,809	332,400
Total loans and leases	$14,359,899	$14,320,208	$14,353,497	$14,362,832

Deposits				Table 10
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2024	2024	2023	2023
Demand	$6,857,467	$7,048,553	$7,583,562	$8,166,627
Savings	6,055,051	6,277,679	6,445,084	5,835,975
Money Market	4,111,609	4,059,204	3,847,853	3,767,792
Time	3,294,705	3,284,045	3,456,158	3,307,772
Total Deposits	$20,318,832	$20,669,481	$21,332,657	$21,078,166

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2024	2024	2023	2023
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,084	$942	$970	$1,024
Commercial real estate	3,085	2,953	2,953	—
Construction	447	—	—	—
Total Commercial Loans	4,616	3,895	3,923	1,024
Residential Loans:
Residential mortgage	7,273	7,777	7,620	6,097
Home equity line	6,124	6,345	7,052	6,107
Total Residential Loans	13,397	14,122	14,672	12,204
Total Non-Accrual Loans and Leases	18,013	18,017	18,595	13,228
Total Non-Performing Assets	$18,013	$18,017	$18,595	$13,228

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$110	$529	$494	$599
Commercial real estate	—	—	300	619
Construction	—	606	—	—
Total Commercial Loans	110	1,135	794	1,218
Residential mortgage	1,820	359	—	58
Consumer	1,835	2,126	2,702	1,975
Total Accruing Loans and Leases Past Due 90 Days or More	$3,765	$3,620	$3,496	$3,251

Total Loans and Leases	$14,359,899	$14,320,208	$14,353,497	$14,362,832

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(dollars in thousands)	2024	2024	2023	2024	2023
Balance at Beginning of Period	$194,649	$192,138	$183,321	$192,138	$177,735
Loans and Leases Charged-Off
Commercial and industrial	(677)	(909)	(997)	(1,586)	(1,788)
Residential Loans:
Residential mortgage	—	—	—	—	(122)
Home equity line	—	—	(137)	—	(272)
Total Residential Loans	—	—	(137)	—	(394)
Consumer	(4,182)	(4,854)	(4,516)	(9,036)	(9,298)
Total Loans and Leases Charged-Off	(4,859)	(5,763)	(5,650)	(10,622)	(11,480)
Recoveries on Loans and Leases Previously Charged-Off
Commercial and industrial	250	211	292	461	538
Residential Loans:
Residential mortgage	28	30	30	58	57
Home equity line	112	44	59	156	236
Total Residential Loans	140	74	89	214	293
Consumer	1,950	1,689	1,728	3,639	3,894
Total Recoveries on Loans and Leases Previously Charged-Off	2,340	1,974	2,109	4,314	4,725
Net Loans and Leases Charged-Off	(2,519)	(3,789)	(3,541)	(6,308)	(6,755)
Provision for Credit Losses	1,800	6,300	5,000	8,100	13,800
Balance at End of Period	$193,930	$194,649	$184,780	$193,930	$184,780
Components:
Allowance for Credit Losses	$160,517	$159,836	$148,581	$160,517	$148,581
Reserve for Unfunded Commitments	33,413	34,813	36,199	33,413	36,199
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$193,930	$194,649	$184,780	$193,930	$184,780
Average Loans and Leases Outstanding	$14,358,049	$14,312,563	$14,283,222	$14,335,306	$14,181,842
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.07%	0.11%	0.10%	0.09%	0.10%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.12%	1.12%	1.03%	1.12%	1.03%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	8.91x	8.87x	11.23x	8.91x	11.23x

(1)	Annualized for the three and six months ended June 30, 2024 and 2023 and three months ended March 31, 2024.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$66,318	$88,879	$228,354	$276,824	$23,556	$274,582	$1,101,721	$3,199	$2,063,433
Special Mention	315	1	10,547	54	564	1,313	18,727	—	31,521
Substandard	—	—	6,230	242	417	2,038	23,145	—	32,072
Other (1)	9,351	11,580	8,737	3,632	1,696	1,792	44,876	—	81,664
Total Commercial and Industrial	75,984	100,460	253,868	280,752	26,233	279,725	1,188,469	3,199	2,208,690
Current period gross charge-offs	—	216	319	61	52	938	—	—	1,586

Commercial Real Estate
Risk rating:
Pass	98,062	347,143	863,033	676,256	331,737	1,798,626	89,069	6,910	4,210,836
Special Mention	3,338	2,275	7,565	41,369	1,353	19,329	6,965	—	82,194
Substandard	—	—	5,016	1,003	—	5,331	499	—	11,849
Other (1)	—	—	—	—	—	138	—	—	138
Total Commercial Real Estate	101,400	349,418	875,614	718,628	333,090	1,823,424	96,533	6,910	4,305,017
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	35,785	206,622	348,241	256,821	59,453	61,308	10,800	—	979,030
Special Mention	—	—	—	—	—	825	—	—	825
Other (1)	2,177	9,963	13,622	4,951	1,199	5,176	706	—	37,794
Total Construction	37,962	216,585	361,863	261,772	60,652	67,309	11,506	—	1,017,649
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	105,719	107,492	72,986	16,419	25,908	90,013	—	—	418,537
Special Mention	—	47	113	338	12	—	—	—	510
Substandard	5,136	639	368	—	—	—	—	—	6,143
Total Lease Financing	110,855	108,178	73,467	16,757	25,920	90,013	—	—	425,190
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$326,201	$774,641	$1,564,812	$1,277,909	$445,895	$2,260,471	$1,296,508	$10,109	$7,956,546
Current period gross charge-offs	$—	$216	$319	$61	$52	$938	$—	$—	$1,586

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$70,514	$210,915	$514,686	$975,554	$505,850	$1,165,042	$—	$—	$3,442,561
680 - 739	9,653	27,661	64,910	109,306	68,491	150,793	—	—	430,814
620 - 679	813	1,619	18,125	20,117	16,097	35,943	—	—	92,714
550 - 619	—	2,045	6,336	3,822	2,853	12,349	—	—	27,405
Less than 550	—	—	2,689	3,939	2,833	8,662	—	—	18,123
No Score (3)	544	8,300	18,472	10,601	5,804	54,420	—	—	98,141
Other (2)	7,384	13,003	16,802	15,582	11,331	30,245	12,311	—	106,658
Total Residential Mortgage	88,908	263,543	642,020	1,138,921	613,259	1,457,454	12,311	—	4,216,416
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	937,349	1,244	938,593
680 - 739	—	—	—	—	—	—	158,877	1,713	160,590
620 - 679	—	—	—	—	—	—	38,362	1,362	39,724
550 - 619	—	—	—	—	—	—	13,065	457	13,522
Less than 550	—	—	—	—	—	—	5,455	620	6,075
No Score (3)	—	—	—	—	—	—	1,329	—	1,329
Total Home Equity Line	—	—	—	—	—	—	1,154,437	5,396	1,159,833
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Residential Lending	$88,908	$263,543	$642,020	$1,138,921	$613,259	$1,457,454	$1,166,748	$5,396	$5,376,249
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Consumer Lending
FICO:
740 and greater	40,216	77,383	104,378	59,698	23,380	16,094	117,299	154	438,602
680 - 739	29,906	57,534	58,142	28,100	12,379	10,584	75,643	466	272,754
620 - 679	12,113	22,995	23,172	13,871	5,939	7,729	34,769	777	121,365
550 - 619	1,882	7,706	11,366	6,837	3,455	4,719	13,096	843	49,904
Less than 550	682	3,242	6,673	4,278	2,189	3,189	5,249	591	26,093
No Score (3)	1,730	457	135	—	9	22	40,193	216	42,762
Other (2)	—	—	330	936	324	1,008	73,026	—	75,624
Total Consumer Lending	$86,529	$169,317	$204,196	$113,720	$47,675	$43,345	$359,275	$3,047	$1,027,104
Current period gross charge-offs	$—	$941	$1,437	$800	$345	$1,471	$3,652	$390	$9,036

Total Loans and Leases	$501,638	$1,207,501	$2,411,028	$2,530,550	$1,106,829	$3,761,270	$2,822,531	$18,552	$14,359,899
Current period gross charge-offs	$—	$1,157	$1,756	$861	$397	$2,409	$3,652	$390	$10,622

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2024	2024	2023	2024	2023
Income Statement Data:
Net income	$61,921	$54,220	$62,442	$116,141	$129,260

Average total stockholders' equity	$2,512,471	$2,496,840	$2,344,285	$2,504,656	$2,321,977
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,516,979	$1,501,348	$1,348,793	$1,509,164	$1,326,485

Average total assets	$23,958,913	$24,187,207	$24,821,486	$24,073,060	$24,685,560
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$22,963,421	$23,191,715	$23,825,994	$23,077,568	$23,690,068

Return on average total stockholders' equity(1)	9.91%	8.73%	10.68%	9.32%	11.23%
Return on average tangible stockholders' equity (non-GAAP)(1)	16.42%	14.53%	18.57%	15.48%	19.65%

Return on average total assets(1)	1.04%	0.90%	1.01%	0.97%	1.06%
Return on average tangible assets (non-GAAP)(1)	1.08%	0.94%	1.05%	1.01%	1.10%

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share amounts)	2024	2024	2023	2023
Balance Sheet Data:
Total stockholders' equity	$2,550,312	$2,513,761	$2,486,066	$2,359,738
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,554,820	$1,518,269	$1,490,574	$1,364,246

Total assets	$23,991,791	$24,279,186	$24,926,474	$24,511,566
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$22,996,299	$23,283,694	$23,930,982	$23,516,074

Shares outstanding	127,879,012	127,841,908	127,618,761	127,608,037

Total stockholders' equity to total assets	10.63%	10.35%	9.97%	9.63%
Tangible stockholders' equity to tangible assets (non-GAAP)	6.76%	6.52%	6.23%	5.80%

Book value per share	$19.94	$19.66	$19.48	$18.49
Tangible book value per share (non-GAAP)	$12.16	$11.88	$11.68	$10.69

(1)	Annualized for the three and six months ended June 30, 2024 and 2023 and three months ended March 31, 2024.